Report of Independent Accountants on Applying
Agreed-Upon Procedures

“Loan File to Data File Comparison AUP Report”

Mr. Masayuki Saito
President and Representative Director
Orient Corporation
2-1, Kojimachi 5-chome
Chiyoda-ku, Tokyo
102-8503, Japan

Mr. Junichi Kurihara
Manager
Mizuho Trust & Banking Co., Ltd.
2-1, Yaesu 1-chome
Chuo-ku, Tokyo
103-8670, Japan

Mr. Hiroshi Motoyama
Representative Director
Mizuho Securities Co., Ltd.
Otemachi First Square
5-1, Otemachi 1-chome
Chiyoda-ku, Tokyo
100-0004, Japan

Mr. Jeremy Ebrahim
Managing Director
Mizuho Securities USA Inc.
320 Park Avenue, 12th Floor
New York, New York 10022
U.S.A.

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by the addressees of this report, who are collectively referred to herein as the “Specified Parties”, solely to assist you in relation to the accuracy of certain attributes of the collateral assets which may be included in the securitization transaction with respect to Orient Corporation (the “Company” or “Orico”) ’s asset-backed securitization program of auto loan receivables - OSCAR US 2016-1 (the “Transaction”).  Orico is responsible for the information contained in a preliminary offering memorandum (the “Offering Memorandum”) related the Transaction (the “Responsible Party”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

PricewaterhouseCoopers Aarata
Sumitomo Fudosan Shiodome Hamarikyu Bldg., 8-21-1 Ginza, Chuo-ku, Tokyo 104-0061, Japan
Tel: +81 (3) 3546 8450, Fax: +81 (3) 3546 8451, www.pwc.com/jp/assurance

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained ,or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 100 auto loan receivables , which the Specified Parties represent, was selected haphazardly from the pool of assets sold as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties.  The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities.  PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Offering Memorandum that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not

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ensure that any requirements are satisfied.  Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Offering Memorandum.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Specified Parties; and
•	We draw any conclusions about the entire pool of retail installment auto receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

Our procedures and findings are as follows:

Procedures related to the existence and eligibility of the assigned receivables (The eligibility of assigned receivables refers to evaluating whether the assigned receivables and its borrower meet the criteria of qualifying auto loan receivables and qualifying obligor subject to the ABS program.)

For the purpose of preparing a report, we performed the following procedures on February 26, 2016 at the Head Office of Orico.  The terms in the angle brackets ＜＞ were explained by Mr. Hiroyoshi Nagao, Senior Manager who is the responsible personnel of Finance Department of Orico.

(A)	We obtained the following documents with respect to 100 auto loan receivables selected by Orico (the “selected receivables”)

a.	Copy of the original written agreement entered into with the customer (the “Copy of the Original Written Agreement”)

b.
Dump list involving data of the receivables subject to the ABS program, which was extracted from the Orico’s credit receivables management system (“Orion System”) on February 12, 2016 (the “Dump List”)

c.	Screen copy of inquiries on Orion System generated from the terminal on February 16, 2016 (Data extracted from mainframe system, the “Orion Data”)

(B)	For the selected receivables, we compared the following items in the Dump List and those specified in the relevant Copy of the Original Written Agreements.

a.	“Keiyaku bango” ＜Contract number＞
We found no exceptions as a result of the comparison.

b.	“Shimei” ＜Customer (Borrower)’s full name＞
We found no exceptions as a result of the comparison.

c.	“Jusho” ＜Customer (Borrower) address＞
We found no exceptions as a result of the comparison.

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d.	“Uriagegankin” ＜Amount of original principal＞
We found no exceptions as a result of the comparison.

e.	“Kaiintesuryo” ＜Amount of fees charged to the customer (borrower)＞
We found no exceptions as a result of the comparison.

f.	“Gankin + Tesuryo” ＜Total amount of installment receivables including principal and fees＞
We found no exceptions as a result of the comparison.

g.	“Shokai shiharai gaku” ＜Amount of the first installment payment＞
We found no exceptions as a result of the comparison.

h.	“Tsukibarai 2-kaime iko shiharaigaku” ＜Amount of the second or subsequent monthly installment＞
We found no exceptions as a result of the comparison.

i.	“Hensai Kaisu” ＜Number of monthly installments＞
We found no exceptions as a result of the comparison.

j.	“Tsukibarai bonasu hensaigaku” ＜Amount of monthly installment with extra payment at bonus＞
We found no exceptions as a result of the comparison.

(C)
We compared the following data in the Dump List and those in the Orion Data to determine that the data of the selected receivables in the securitized receivables management system is consistent with those in the mainframe system.

a.	We compared the followings with respect to 100 selected receivables.

Items in the Dump List	“Shokai shiharai nengetsu” ＜Due date of first installment payment＞
Items in the Orion Data	“Shokai” ＜first installment payment＞ in “Zandaka joho” ＜The outstanding balance data ＞

We found no exceptions as a result of the comparison.

b-i.  We compared the followings with respect to 100 selected receivables.

Items in the Dump List	“Gankin + Tesuryo (jotoji)” ＜Total amount of installment receivables including principal and fees when assigned＞
Items in the Orion Data	“So saikengaku” ＜Total amount of installment receivables＞ in “Zandaka joho” ＜The outstanding balance data ＞

We found no exceptions as a result of the comparison.

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We did not perform the following procedures, which were agreed to by the addressees of this report, since these procedures would be performed only in the case when we identify any exception in the procedures (c) b-i above.

b-ii. Compare the followings with respect to 100 selected receivables.

Items in the Dump List	“Gankin + Tesuryo (jotoji)” ＜Total amount of installment receivables including principal and fees when assigned＞
Items in the Orion Data	“So saikengaku” ＜Total amount of installment receivables＞ in “Zandaka joho” ＜The outstanding balance data ＞

(D)	For the selected receivables, we inspected the Dump List and determined the followings:

a.	“Joto ji gankin” ＜Amount of principal when assigned＞ is JPY 20,000,000 or less.

b.	“Saishu hensai yoteinengetsu” ＜The final scheduled payment month of the monthly installments＞ is due before January 2020.

c.   “Zan hensai kaisu”＜The number of remaining installment payments at assignment of the receivable＞ is 3 or more, but 48 or less.

(E)	For the selected receivables, we inspected the Orion Data and determined the followings:

a.	“Tokusoku kubun” ＜Delinquency status＞ in “Zandaka joho” ＜The outstanding balance data＞ is “Seijo” ＜i.e. it is classified as normal receivables＞.

b.	“Tokusoku kubun 2” ＜Delinquency status 2＞ in “Zandaka joho” ＜The outstanding balance data＞ is “0” ＜i.e. a reminder is not sent for overdue payment more than once.＞.

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We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the information provided including financial data or assertions.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report.  Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers Aarata

March 10, 2016

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